EXHIBIT 99.3

                                   PRO FORMA
                      COMBINED CONDENSED FINANCIAL STATEMENTS


         The following pro forma combined condensed financial statements have been prepared by the Corporation's management from its historical consolidated financial statements and from the historical financial statements of Texas Instruments defense operations (TI Defense) and Hughes Electronics defense operations (Hughes Defense). The pro forma combined condensed statements of earnings reflect adjustments as if the transactions had occurred on January 1, 1996. The pro forma combined condensed balance sheet reflects adjustments as if the transactions had occurred on March 30, 1997. See "Note 1 -- Basis of Presentation." The pro forma adjustments described in the accompanying notes are based upon preliminary estimates and certain assumptions that management of the Corporation believes are reasonable in such circumstances.

         The pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements of the Corporation (Raytheon Financial Statements) and the related notes thereto and with the historical financial statements of TI Defense and Hughes Defense and the related notes thereto.

         The pro forma combined condensed financial statements are not necessarily indicative of what the financial position or results of operations actually would have been if the transactions had occurred on the applicable date indicated. Moreover, they are not intended to be indicative of future results of operations or financial position. The pro forma combined condensed financial statements do not reflect the cost and revenue synergies associated with the transactions, which the company expects to realize commencing in the first year of operation.

         In January 1997, Raytheon entered into definitive agreements to purchase the assets of Texas Instruments' (TI) defense operations for $2.95 billion in cash and to merge with Hughes Electronics' defense operations, with the combined company to be called Raytheon. The Hughes transaction is valued at $9.5 billion, comprised of approximately $5.1 billion in common stock and $4.4 billion in debt to be assumed by the merged company. (Refer to Note R of the Raytheon Financial Statements for a full description of the Hughes transaction).

    The two transactions are subject to regulatory approvals, including Hart-Scott-Rodino antitrust review, with the Hughes transaction also subject to a favorable ruling by the Internal Revenue Service and approval by Raytheon, General Motors $1 2/3 par value and Class H stockholders.


                                                      PRO FORMA COMBINED CONDENSED
                                                          STATEMENT OF EARNINGS
                                                    FOR THE YEAR ENDED DECEMBER 31, 1996
                                                     (IN MILLIONS, EXCEPT PER SHARE)


                                                                                      HISTORICAL
                                       HISTORICAL HISTORICAL  PRO FORMA    PRO FORMA  HUGHES    PRO FORMA    PRO FORMA
                                       RAYTHEON   TI DEFENSE  ADJUSTMENTS  COMBINED   DEFENSE   ADJUSTMENTS  COMBINED
                                       --------   ----------  -----------  --------   -------   -----------  --------

    NET SALES                          $ 12,331   $ 1,800                  $14,131    $6,383                 $  20,514
                                       --------   -------      ------      -------    ------     ------      ---------
    COST OF SALES                        9,755     1,415          (6)(2c)  11,169      5,216        (18)(3c)    16,430
                                                                  (12)(2d)                          (95)(3d)
                                                                   69 (2g)                          187 (3g)
                                                                  (52)(2e)                          (29)(3e)

    AMORTIZATION OF PUSH-DOWN GOODWILL                                                   101       (101)(3C)         0
    ADMINISTRATION AND SELLING EXPENSES   1,021       129                    1,150       301                     1,451
    RESEARCH AND DEVELOPMENT EXPENSES       323        78                      401       192                       593
    SPECIAL CHARGES                          34         0                       34                                  34
                                          -----       ---         ---        -----       ---        ---          -----
      OPERATING INCOME                    1,198       178           1        1,377       573         56          2,006

    INTEREST EXPENSE                        256                                256        92        (92)(3i)       256
    INTEREST INCOME                        (102)                              (102)                               (102)
    ACQUISITION INTEREST EXPENSE                                  198(2f)      198                  300(3f)        498
    OTHER (INCOME) EXPENSE                  (40)        3                      (37)       (9)                      (46)
                                          -----       ---         ---        -----       ---        ---          -----
      INCOME BEFORE TAX                   1,084       175        (197)       1,062       490       (152)         1,400

    FEDERAL AND FOREIGN INCOME TAXES        322        66         (69)(2h)     319       209        (29)(3h)       499
                                          -----       ---         ---        -----       ---        ---          -----
      NET INCOME                       $    762   $   109     $  (128)     $   743    $  281    $  (123)     $     901
                                       ========   =======     ========     =======    ======    ========     =========
    EARNINGS PER COMMON SHARE
      OUTSTANDING SHARES               $   3.21                            $  3.14                           $    2.65
      FULLY DILUTED                    $   3.16                            $  3.08                           $    2.62

    AVERAGE COMMON SHARES
      OUTSTANDING                           237                                237                  103            340
      FULLY DILUTED                         241                                241                  103            344

    SEE ACCOMPANYING NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
    /TABLE

                                                      PRO FORMA COMBINED CONDENSED
                                                          STATEMENT OF EARNINGS
                                                FOR THE THREE MONTHS ENDED MARCH 30, 1997
                                                     (IN MILLIONS, EXCEPT PER SHARE)


                                                                                     HISTORICAL
                                       HISTORICAL HISTORICAL  PRO FORMA    PRO FORMA  HUGHES     PRO FORMA  PRO FORMA
                                       RAYTHEON   TI DEFENSE  ADJUSTMENTS  COMBINED   DEFENSE   ADJUSTMENTS  COMBINED
                                       --------   ----------  -----------  --------   -------   -----------  --------

    NET SALES                          $  2,899   $   400                  $ 3,299   $ 1,674                 $   4,973
                                       --------   -------      ------      -------   -------     ------      ---------
    COST  OF SALES                        2,221       309          (2)(2c)   2,537     1,377         (6)(3c)     3,924
                                                                   (3)(2d)                          (24)(3d)
                                                                   17 (2g)                           47 (3g)
                                                                   (5)(2e)                           (7)(3e)

    AMORTIZATION OF PUSH-DOWN GOODWILL                                                    25        (25)(3C)         0
    ADMINISTRATION AND SELLING EXPENSES     260        28                      288        91                       379
    RESEARCH AND DEVELOPMENT EXPENSES        79        18                       97        35                       132
    SPECIAL CHARGES                           0         0                        0                                   0
                                           ----        --         ---          ---       ---        ---            ---
      OPERATING INCOME                      339        45          (7)         377       146         15            538

    INTEREST EXPENSE                         69                                 69        25        (25)(3i)        69
    INTEREST INCOME                          (6)                                (6)                                 (6)
    ACQUISITION INTEREST EXPENSE                                   50(2f)       50                   75 (3f)       125
    OTHER (INCOME) EXPENSE                   (2)        1                       (1)       (5)                       (6)
                                             ---       --          ---         ----      ---        ---            ---
      INCOME BEFORE TAX                     278        44         (57)         265       126        (35)           356

    FEDERAL AND FOREIGN INCOME TAXES         95        17         (20)(2h)      92        54         (6)(3h)       140
                                            ---        --         ---          ---        --        ---            ---
      NET INCOME                       $    183   $    27     $   (37)     $   173   $    72    $   (29)     $     216
                                       --------   -------     --------     -------   -------    --------     ---------
    EARNINGS PER COMMON SHARE
      OUTSTANDING SHARES               $   0.78                            $  0.73                           $    0.64
      FULLY DILUTED                    $   0.77                            $  0.72                           $    0.63

    AVERAGE COMMON SHARES
      OUTSTANDING                           236                                236                  103            339
      FULLY DILUTED                         239                                239                  103            342

    SEE ACCOMPANYING NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
    /TABLE


                                                      PRO FORMA COMBINED CONDENSED
                                                   BALANCE SHEET AS OF MARCH 30, 1997
                                                   ----------------------------------
                                                              (IN MILLIONS)
                                                              -------------
                                                                                              HISTORICAL
                                      HISTORICAL HISTORICAL RECLASSI- PRO FORMA     PRO FORMA   HUGHES    PRO FORMA     PRO FORMA
                                      RAYTHEON   TI DEFENSE FICATIONS ADJUSTMENTS   COMBINED    DEFENSE   ADJUSTMENTS   COMBINED
                                      --------   --------- --------- -----------    --------    -------   -----------   --------
    ASSETS
    ------
    CURRENT ASSETS:
      CASH & MARKETABLE SECURITIES  $       134                                   $  134     $   57    $  (57)(3b)    $   134
      ACCOUNTS RECEIVABLE                   844     251    (221)(2i)                 874        690                     1,564
      CONTRACTS IN PROCESS                2,817             436 (2i)   (85)(2b,d)  3,168      1,664      (190)(3b)      4,642
      INVENTORIES                         1,709     245    (215)(2i)               1,739        408                     2,147
      OTHER                                 422       2                              424        321                       745
                                          -----     ---     ---      -----           ---        ---     -----           -----
    TOTAL CURRENT ASSETS                  5,926     498                (85)        6,339      3,140      (247)          9,232
      PROPERTY, PLANT AND EQUIPMENT,      1,853     315                            2,168      1,107         9 (3b)      3,284
      NET COST IN EXCESS OF NET ASSETS
        ACQUIRED                          3,051      43                (43)(2b)    5,778      2,970    (2,970)(3b)     13,263
                                                                     2,727 (2b)                         7,485 (3b)
      PENSION ASSET                                                                                     1,109 (3b)      1,109
      OTHER ASSETS                          666       1                 66(2b)       733        139       214 (3b)      1,086
                                          -----     ---              -----           ---        ---     -----           -----
    TOTAL ASSETS                    $    11,496  $  857             $2,665       $15,018     $7,356    $5,600         $27,974
                                    ===========  ======             ======       =======     ======    ======         =======

    LIABILITIES AND STOCKHOLDERS' EQUITY
    ------------------------------------
    CURRENT LIABILITIES:
      NOTES PAYABLE AND CURRENT     $     2,403                     $  740(2a)   $ 3,143     $  100    $2,310 (3a)    $ 5,553
        PORTION OF LONG-TERM DEBT
      ADVANCE PAYMENTS                      414                                      414        388                       802
      ACCOUNTS PAYABLE                    1,165     215                            1,380        298                     1,678
      OTHER                                 965      53                 78(2b)     1,096        882       547 (3b)      2,525
                                          -----     ---              -----           ---        ---     -----           -----
    TOTAL CURRENT LIABILITIES             4,947     268                818         6,033      1,668    $2,857         $10,558
      LONG-TERM DEBT AND CAPITALIZED
        LEASES                            1,499                      2,250(2a)     3,749         31     2,130 (3a)      5,910
      OTHER                                 333     186                              519        305       900 (3b)      1,724

    STOCKHOLDERS' EQUITY:
      COMMON STOCK AT PAR                   236                                      236                  103 (3a)        339
      ADDITIONAL PAID-IN-CAPITAL            285                                      285                4,962 (3a)      5,247
        AND OTHER ADJUSTMENTS
      RETAINED EARNINGS                   4,196     403               (403)        4,196      5,352    (5,352)(3b)      4,196
                                          -----     ---              -----           ---        ---     -----           -----
    TOTAL STOCKHOLDERS' EQUITY            4,717     403               (403)        4,717      5,352      (287)          9,782

    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY          $    11,496   $ 857             $2,665       $15,018     $7,356     $5,600        $27,974
                                    ===========   =====             ======       =======     ======     ======        =======

                        SEE ACCOMPANYING NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

                            NOTES TO PRO FORMA COMBINED
                           CONDENSED FINANCIAL STATEMENTS

    1.   BASIS OF PRESENTATION

         The accompanying pro forma combined condensed statements of earnings present the historical results of operations of the Corporation, TI Defense and Hughes Defense for the year ended December 31, 1996 and for the three months ended March 30, 1997, with pro forma adjustments as if the transactions had taken place on January 1, 1996. The pro forma combined condensed balance sheet presents the historical balance sheets of the Corporation, TI Defense and Hughes Defense as of March 30,
    1997, with pro forma adjustments as if the transactions had been consummated as of March 30, 1997, in transactions accounted for as purchases in accordance with generally accepted accounting principles.

         Certain reclassifications have been made to the historical financial statements of the Corporation, TI Defense and Hughes Defense to conform to the pro forma combined condensed financial statement presentation on a consistent basis.

    2.   PRO FORMA ADJUSTMENTS - TI DEFENSE

         The following adjustments give pro forma effect to the transaction
    (dollars in millions, except per share data):

         (a)  To record the Exchange Consideration at Closing:
              Purchase Price                                            $2,950
              (Assumed financing of $740 variable rate
              short-term and $2,250 fixed rate medium- and
              long-term at an aggregate interest rate
              of 6.31% including acquisition costs of $40)

         (b)  To adjust the assets and liabilities to their
              estimated fair values:
              Net assets of TI Defense at March 30, 1997                $  403
              Contracts in process valuation adjustments                  (85)
              Provision for the estimated exit costs
                of integrating acquired operations                        (78)
              Deferred tax benefits                                         66
              Costs in excess of net assets of acquired business         2,727
              Acquisition costs                                           (40)
              Elimination of TI Defense goodwill                          (43)
                                                                        ======
                                                                        $2,950


         (c) Adjustment to eliminate the amortization of intangible assets of TI Defense which would not have been incurred if the transaction had occurred on January 1, 1996.

         (d) Adjustment to reflect the effect on 1996 and 1997 results relating to a net reduction of accumulated contract costs as an allowance for the Corporation's normal profit on its efforts to complete such contracts, and other contract valuation adjustments.

                                    -2-


         (e) Elimination of $32 million of non-recurring employee related costs and $20 million of non-recurring corporate allocations from the parent of TI Defense as a result of the transaction for the year ended December 31, 1996 and $5 million of non-recurring corporation allocations for the three months ending March 30, 1997.

         (f) Adjustments which represent additional estimated interest expense resulting from the use of borrowings to finance the transaction and incremental interest on Raytheon's pre-transaction variable rate borrowings to reflect the change in credit rating as a result of the transaction.

         (g) The amortization of excess of costs over acquired net assets over an estimated life of 40 years.
              Such amortization expense is subject to possible adjustment resulting from the completion of the valuation analyses. The Corporation expects that any subsequent adjustment would not materially effect the combined pro forma results.

         (h) The estimated tax effect on the applicable pro forma adjustments.

         (i) Certain reclassifications have been made to conform the TI Defense historical financial statements to the pro forma combined condensed financial statement presentation.

    3.   PRO FORMA ADJUSTMENTS - HUGHES DEFENSE

         The following adjustments give pro forma effect to the transaction
    (dollars in millions, except per share data):

         (a)  To record the Exchange Consideration at Closing:
              Purchase Price ($9,500 less acquired debt of $120)        $9,380
              Assumed financing is based on the price per share
              of the Corporation's stock at the announcement date of
              the merger:
              Equity -  103 million shares at assumed market
                        value of $49.17 totals $5,065
              Debt   -  $4,435 less $120 of debt assumed plus
                        acquisition costs of $125 totals $4,440
                        to be financed with a combination of
                        variable rate short-term borrowing of
                        $2,310 and fixed rate medium- and long-
                        term of $2,130 at an aggregate
                        interest rate of 6.37%

                                -3-

         (b)  To adjust the assets and liabilities to their
              estimated fair values:
              Net assets of Hughes Defense at March 30, 1997            $5,352
              Additional assets to be recorded in the transaction           57
              Additional liabilities to be recorded in the transaction   (105)
              Cash not included in the transaction                        (57)
              Contracts in process valuation adjustments                 (190)
              Accrue for future lease cost in excess of fair
                market value                                             (254)
              Provision for the estimated exit costs
                of integrating acquired operations                       (495)
              To include pension assets and reflect fair market
                value less the projected benefit obligation                882
              To include the liability for post-retirement
                benefits other than pensions                             (366)
              Deferred tax benefits                                        166
              Costs in excess of net assets of acquired business         7,485
              Acquisition costs                                          (125)
              Elimination of Hughes Defense goodwill                   (2,970)
                                                                        ======
                                                                        $9,380


         (c) Adjustment to eliminate the amortization of intangible assets of Hughes Defense which would not have been incurred if the transaction had occurred on January
              1, 1996.

         (d) Adjustment to reflect the effect on 1996 and 1997 results relating to a net reduction of accumulated contract costs as an allowance for the Corporation's normal profit on its efforts to complete such contracts.

         (e) Elimination of $29 million of non-recurring corporate allocations from the parent of Hughes Defense as a result of the transaction for the year ended December
              31, 1996 and $7 million for the three months ended
              March 30, 1997.

         (f) Adjustments which represent additional estimated interest expense resulting from the use of borrowings to finance the transaction and incremental interest on Raytheon's pre-transaction variable rate borrowings to reflect the change in credit rating as a result of the transaction.

         (g) The amortization of excess of costs over acquired net assets over an estimated life of 40 years. Such amortization expense is subject to possible adjustment resulting from the completion of the valuation analyses. The Corporation expects that any subsequent adjustment would not materially effect the combined pro forma results.

         (h) The estimated tax effect on the applicable pro forma adjustments.

         (i)  Elimination of Hughes Defense interest expense.

         (j) The purchase price to be paid is subject to adjustment based on the actual net assets at the time of the closing and the amount of debt and equity to be paid is subject to adjustment based on the price of the Corporation's stock at the closing.




